Filed pursuant to Rule 497
File No. 333-208637
Rule 482ad

Gladstone Capital Corporation Announces Common Stock Offering

MCLEAN, VA, October 25, 2016 – Gladstone Capital Corporation (NASDAQ: GLAD) (the “Company”) today announced that it plans to sell shares of its common stock in an underwritten public offering. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of common stock to cover overallotments, if any. Janney Montgomery Scott LLC, D.A. Davidson & Co., Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS) and Wunderlich Securities, Inc. are serving as the joint book running managers for the offering.

The Company intends to use the net proceeds from this offering to repay existing indebtedness, to fund investments and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 25, 2016, and the accompanying prospectus, dated March 29, 2016, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the Securities and Exchange Commission (File No. 333-208637). To obtain a copy of the prospectus and the preliminary prospectus supplement for this offering, please contact: Janney Montgomery Scott LLC, 60 State Street, Boston, MA 02109, Attention: Equity Capital Markets Group or prospectus@janney.com.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may change. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to small and medium sized businesses in the United States.

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5893